EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                           Reporting Period: May 2001

                            MONTHLY OPERATING REPORT


-----------------------------------------------------------------------------------------------------------
                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-----------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)          X
-----------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                            X
-----------------------------------------------------------------------------------------------------------
  Cash disbursement journals(attached to bank reconciliations)                         X
-----------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2                X
-----------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3                X
-----------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
-----------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
-----------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                  X
-----------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
-----------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                     X
-----------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-----------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-----------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                    6/15/01
-------------------------------------          ---------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                    6/15/01
-------------------------------------          ---------
Signature of Authorized Invididual                Date


/s/ Catherine V. Merlino CFO                    6/15/01
-------------------------------------          ---------
Printed Name of Authorized Individual             Date

Case Number: 00-32578(NLW)
                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                           May 1, 2001 - May 31, 2001

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Multi-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 5/1/01                           9,357,780     5,038    24,702      4,437,851     94,468   28,035  13,947,875    2,998,777
                                   ============================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)           556,400    97,500   140,500                                        794,400   13,443,574
Management fees                          30,003                                                             30,003    1,050,516
Bookkeeping fees                                                                                                 0      686,500
General Partner fees                      2,500                                                              2,500    1,259,798
Sterling National Bank(2)                                                                                        0       (5,981)
Vendor refunds & expense
  reimbursments                           7,009                                                              7,009      402,951
Caton                                    42,372                                                             42,372       63,354
Notes, loans & other receivables         57,554                                                             57,554    3,299,364
Sub-lease                                 7,300                                                              7,300        7,300
Interest income                                                                                                  0      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets                                                                                       0   10,518,163
Multi-family Sales                                                                                               0    4,253,729
Transition service fee                                                                                           0      515,000
Interest income-Bankruptcy               11,949                              6,035        128       38      18,150      137,477
                                   --------------------------------------------------------------------------------------------

Total Receipts                          715,087    97,500    140,500         6,035        128       38     959,288   36,424,602

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                    (99,322)  (142,579)                                     (241,901)  (5,456,789)
Insurance                               (28,279)                                                           (28,279)    (814,515)
Administrative                         (209,674)                (583)                                     (210,257)  (2,441,010)
Taxes                                   (60,000)                                                           (60,000)    (277,711)
Other(see attached schedule)            (57,400)                                                           (57,400)  (1,476,486)
Transfers (to DIP accounts)            (794,400)                                                          (794,400) (13,443,574)
Restructuring Costs                    (194,509)                                                          (194,509)  (2,158,627)
US Trustee Quarterly Fees                                                                                        0      (34,250)
                                   --------------------------------------------------------------------------------------------

Total Cash Disbursements             (1,344,262)  (99,322)  (143,162)            0          0        0  (1,586,746) (26,102,962)
                                   --------------------------------------------------------------------------------------------

Net Cash Flow                          (629,175)   (1,822)    (2,662)        6,035        128       38    (627,458)  10,321,640
                                   --------------------------------------------------------------------------------------------

Cash May 31, 2001                     8,728,605     3,216     22,040     4,443,886     94,596   28,073  13,320,417   13,320,417
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                         1,586,746
Less: Transfers to Debtor in Possession accounts             (794,400)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              792,346
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.
(3) In prior operating reports the Debtor netted certain cash receipts with cash disbursements thus reflecting a lower cash disbursement amount for a particular month. Beginning with the April 2001 operating report all cash disbursements are reflected at the gross amount. The Debtor prepared an analysis of gross disbursements for all prior operating reports submitted and determined that there was no effect on the quarterly fees paid. (see attached schedule)

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
May 31, 2001

Beginning Balance @5/01/01                                             8,310.16

Add: Cash Receipts                                                   794,400.00
Less: Cash Disbursements                                            (787,860.72)
                                                                   ------------

Book Balance @5/31/01                                                 14,849.44

Less: Deposits and transit
Add: Outstanding Checks                                               30,166.99
                                                                   ------------

Bank Balance @5/31/01                                                 45,016.43
                                                                   ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
March 31, 2001

 Deposit                                                            Deposit
  Date                       Description                             Amount
-----------------------------------------------------------------------------

  5/1/01        Transfer from Chase money market acct.             360,000.00
  5/3/01        Transfer from Chase money market acct.              70,000.00
  5/8/01        Transfer from Chase money market acct.             160,500.00
 5/22/01        Transfer from Chase money market acct.             165,000.00
 5/30/01        Transfer from Chase money market acct.              38,900.00

                                                                   ----------

                                                                   794,400.00
                                                                   ==========

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
May 31, 2001

Beginning Balance @5/01/01                                       9,349,470.56

Add: Cash Receipts                                                 158,687.30
Less: Cash Disbursements                                          (794,400.00)
                                                                 ------------

Book Balance @5/31/01                                            8,713,757.86

Less: Deposits in Transit-                                         (32,669.10)
Add: Outstanding Checks-
                                                                 ------------

Bank Balance @5/31/01                                            8,681,088.76
                                                                 ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
May 31, 2001

                                                          GCL
                                                       ---------

Cashflow                                     5/1/01    35,814.24
Batchelor receivables                        5/1/01     2,000,00
Caton                                        5/3/01    42,371.99
Boca-sub lease                               5/3/01     7,300.00
Vendor refund                                5/4/01        20.00
Expense reimbursement                        5/7/01       492.42
Loan receivable                              5/7/01       839.53
Federal express reimbusement                 5/9/01     4,543.88
Federal express reimbusement                5/15/01       898.20
Expense reimbursement                       5/21/01       297.69
Federal express reimbusement                5/25/01       591.17
Batchelor receivables                       5/30/01    18,900.00
Management and supervisory fees             5/31/01    32,669.10
Interest Income                             5/31/01    11,949.08

                                                      ----------
                                                      158,687.30
                                                      ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
May 31, 2001

             Vendor                                                  Check
Check No      Name                        Reference                   Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court   Transfer to Chase Business Checking Acct.    5/1/01     360,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    5/3/01      70,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    5/8/01     160,500.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   5/22/01     165,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   5/30/01      38,900.00

                                                                                 ----------

                                                                                 794,400.00
                                                                                 ==========

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2001
--------------------------------------------------------------------------------
                                                                         May
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    5,037.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            50,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            37,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            10,500.00
--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                        5/11/01            (49,213.09)
--------------------------------------------------------------------------------
                                                 5/25/01            (36,077.24)
--------------------------------------------------------------------------------
                                                 5/31/01            (12,970.60)
--------------------------------------------------------------------------------
401-k transfer                                   5/11/01               (492.05)
--------------------------------------------------------------------------------
401-k transfer                                   5/25/01               (492.05)
--------------------------------------------------------------------------------
401-k transfer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
CD-S/C                                                                  (77.40)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       3,214.60
                                                                      ========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
0/S:                                                    3250            536.14
--------------------------------------------------------------------------------
                                                        3251          1,511.70
--------------------------------------------------------------------------------
                                                        3252          1,511.69
--------------------------------------------------------------------------------
                                                        3253            502.98
--------------------------------------------------------------------------------
                                                        3254            502.98
--------------------------------------------------------------------------------
                                                        3255          1,508.91
--------------------------------------------------------------------------------
                                                        3256            645.12
--------------------------------------------------------------------------------
                                                        3257          1,194.08
--------------------------------------------------------------------------------
                                                        3258          1,791.12
--------------------------------------------------------------------------------
                                                        3259            623.94
--------------------------------------------------------------------------------
                                                        3260            629.14
--------------------------------------------------------------------------------
                                                        3261            405.47
--------------------------------------------------------------------------------
                                                        3262            401.83
--------------------------------------------------------------------------------
                                                        3263          1,205.50
--------------------------------------------------------------------------------
                                              401K transfer             492.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     13,462.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         16,677.25
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                   16,677.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
                                                                     May 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                   24,702.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L                                     WT fm Chase         67,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         54,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         19,500.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                             5/11/01       (40,893.41)
--------------------------------------------------------------------------------
                                                      5/25/01       (22,238.32)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance                                 ck#1290             (2,198.72)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                         5/11/01       (42,956.26)
--------------------------------------------------------------------------------
Payroll taxes                                         5/25/01       (27,833.71)
--------------------------------------------------------------------------------
Payroll taxes                                         5/31/01        (3,835.51)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1288             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1289             (1,311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 4/30/01           (266.54)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 4/30/01            (83.28)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 4/30/01            (75.00)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 5/25/01           (157.74)
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                      22,041.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
0/S:
--------------------------------------------------------------------------------
                                                 ADP charge             157.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                                157.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         22,199.13
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    22,199.13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          (0.00)
--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
May 31, 2001

Beginning Balance @5/01/01                                          4,437,851.16

Add:  Cash Receipts-
Add:  Cash Receipts-interest income                                     6,034.58
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @5/31/01                                               4,443,885.74

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @5/31/01                                               4,443,885.74
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
May 31, 2001

Beginning Balance @5/01/01                                             94,468.66

Add:  Cash Receipts-Interest Income                                       128.46
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @5/31/01                                                  94,597.12

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @5/31/01                                                  94,597.12
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
May 31, 2001

Beginning Balance @5/01/01                                             28,034.73

Add:  Cash Receipts                                                        38.12
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @5/31/01                                                  28,072.85

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @5/31/01                                                  28,072.85
                                                                       =========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                           May 1, 2001 - May 31, 2001

                                                                     Cumulative
                                                                       Filing
                                                       5/31/01        to Date
                                                     --------------------------
Revenues:

Management Fee Income                                          0      2,279,074
General Partner Fees                                           0        304,645
Interest Income                                           44,718     10,049,181
Deferred Profit Earned                                    47,032        704,803
Loss from Wholly-Owned Subsidiaries(2)                (2,283,377)    (2,283,377)
Loss from Joint Ventures(2)                           (1,009,746)    (1,009,746)
Other Income                                                   0        515,000
                                                     --------------------------

Total Revenues                                        (3,201,373)    10,559,580

Administrative Expenses:

Travel                                                     1,230         52,252
Telephone                                                 21,656        252,605
Federal Express                                              239         49,830
Postage                                                      910         39,161
Office Supplies & Expense                                  7,918        197,423
Outside Storage                                            1,855         23,702
Miscellaneous                                              8,500         42,021
ADP                                                          644          9,680
Legal & Accounting                                             0         91,218
Licenses & Filing Fees                                     5,878         38,910
Recruitment                                                    0          8,792
Printing                                                       0          8,449
Caton Expenses                                            19,667        200,071
Rent                                                      65,345        831,418
Computer Equipment Maintenance                            10,499        167,294
Insurance                                                 37,856        555,658
Equipment Leases                                           9,488        118,519
Office Salaries and expenses                             247,239      5,340,768
Director's Fees                                                0          9,500
Interest                                                       0         25,874
Corporate Taxes                                           60,000        189,848
Amortization                                                   0        472,545
                                                     --------------------------

Total Administrative Expenses                            498,924      8,725,538
                                                     --------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)                  (783,032)    24,993,094
                                                     --------------------------

Total Expenses                                          (284,108)    33,718,632
                                                     --------------------------

Net Income(Loss) Before Reorganization Expenses       (2,917,265)   (23,159,052)
                                                     --------------------------

Restructuring Expenses:
Administrative fees                                            0       (253,710)
Professional fees                                        (75,250)    (2,306,034)
US Trustee Quarterly Fees                                      0        (34,250)
Interest Earned on Accumulated Cash from Chapter 11       18,150        137,479
                                                     --------------------------

Total Reorganization Expenses                            (57,100)    (2,456,515)
                                                     --------------------------

Net Income (Loss)                                     (2,974,365)   (25,615,567)
                                                     ==========================

Note (1)

(a) Net loss due to loss of properties for the month of May represents (i) the reduction of loans payable due to the collection of investor notes which notes were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note payments to the Debtor's liability and (ii) the reversal of a portion of an intercompany receivable from a wholly-owned subsiduary previously expensed in the month of February 2001.

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

Note (2):

The fiscal year end of the debtor is January 31, 2001. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

As of May 31, 2001, the debtor has reflected the January 31, 2001 loss attributed to two wholly-owned subsidiaries and the allocable portion of the December 31, 2000 loss attributed to the four properties which the debtor has a 50% interest.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                 Balance Sheet
                                  May 31, 2001

                                                Book Value        Book Value
                                                 at end of       on Petition
                                                   Month             Date
                                            ---------------------------------
Assets:
Cash                                            13,320,417          2,998,777
Notes & Receivables                            174,162,680        227,986,234
Investments                                      8,374,820         16,099,729
Construction in Progress                                (0)           739,486
Furniture & Equipment-net                          326,421          4,658,158
Other Assets                                    16,750,846         18,526,143
                                            ---------------------------------

Total Assets                                   212,935,184        271,008,527
                                            =================================

Liabilities Not Subject to compromise:

Accounts Payable                                   327,269            549,781
Professional Fees                                  598,586                 --
                                            ---------------------------------

Total Post-Petition Liabilities                    925,855            549,781
                                            ---------------------------------

Deferred Income                                 44,666,311         67,403,696
Deferred Rent Obligations                               --          2,741,705

Liabilities Subject to compromise:

Secured Debt                                    94,641,734        106,385,512
Priority Debt                                      217,279            486,635
Unsecured Debt                                  88,458,697         84,197,250
                                            ---------------------------------

Total Pre-Petition Liabilities                 183,317,710        191,069,397
                                            ---------------------------------

Stockholders' Equity:

Common Stock                                       178,000            178,000
Treasury Stock                                  (1,579,817)        (1,579,817)
Paid-in-capital                                 75,350,594         75,053,000
Accumulated Deficit                            (57,091,480)       (57,190,813)
Net (loss) for period                          (32,831,989)        (7,216,422)
                                            ---------------------------------

Total Stockholders' Equity                     (15,974,692)         9,243,948
                                            ---------------------------------

Total Liabilities & Stockholders' Equity       212,935,184        271,008,527
                                            =================================

                           Case Number: 00-32578(NLW)
                       Reporting Period: Month of May 2001
                           Status of Postpetition Taxes
                             Fort Lee & Boca office

                                Beginning     Amount                                                   Ending
                                  Tax        Withheld     Amount        Date         Check No           Tax
                                Liability   or Accrued     Paid         Paid          or EFT         Liability
                              --------------------------------------------------------------------------------
Federal

Withholding                          (0)      40,130      40,130   5/11,5/25,5/31  see attached         (0)
FICA-Employee                        (0)      13,110      13,110   5/11,5/25,5/31  see attached         (0)
FICA-Employer                        (0)      13,110      13,110   5/11,5/25,5/31  see attached         (0)
Unemployment                          0                                                                  0
Income                                0                                                                  0
Other:                                0                                                                  0
                              --------------------------------------------------------------------------------
   Total Federal Taxes                0       66,350      66,350               0              0          0
                              --------------------------------------------------------------------------------

State & Local

Withholding                           0        8,050       8,050   5/11,5/25,5/31  see attached          0
Sales
Excise
Unemployment                          0          226         226   5/11,5/25,5/31  see attached          0
Real Property
Personal Property
Other
                              --------------------------------------------------------------------------------
   Total State & Local                0        8,275       8,275               0              0          0
                              --------------------------------------------------------------------------------

Total Taxes                          (0)      74,625      74,625               0              0          0
                              ================================================================================

                                                                      Form MOR-4

Case Number:00-32578(NLW)

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                           Reporting period: May 2001

                                            Number of Days Past Due
                            Current    0-30   31-60   61-90  Over 90    Total
                           ----------------------------------------------------

Accounts Payable                      52,157   1,773     0   24,535     78,465
Accrued expenses                                             19,805     19,805
Taxes Payable                24,014                                     24,014
Other                       195,296            9,689                   204,985
                           ----------------------------------------------------

Total Post Petition Debts   219,310   52,157  11,462     0   44,340    327,269
                           ====================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                           Reporting Period - May 2001

Debtor Questionaire

                                                                   Yes     No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If
      yes, provide an explanation below.                                   |X|

--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                        |X|

--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                         |X|

--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no,
      provide an explanation below.                                |X|

--------------------------------------------------------------------------------